Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 6/17/02


Blended Coupon 6.8027%


Excess Protection Level
3 Month Average   5.87%
October, 2000   6.31%
September, 2000   5.73%
August, 2000   5.57%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 8.80%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,009,277,457.50